                                                                      EXHIBIT 25

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------
                                    FORM T-1

                                 ---------------
                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                                 ---------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                        PURSUANT TO SECTION 305(b)(2) |X|
                                 ---------------

                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)


                          Georgia                                                   58-0466330
                          -------                                                   ----------
          (State of incorporation or organization                       (I.R.S. employer identification no.)
               if not a U.S. national bank)

                   303 Peachtree Street                                               30303
                         Suite 300                                                  (Zip Code)
                     Atlanta, Georgia
         (Address of principal executive offices)


                                 ---------------
                                 Jackie Shornak
                            Assistant Vice President
                                  SunTrust Bank
                      Corporate Trust Division, 10th Floor
                              919 East Main Street
                            Richmond, Virginia 23219
                                 (804) 819-6051
            (Name, address and telephone number of agent for service)
                                 ---------------

                        OLD DOMINION ELECTRIC COOPERATIVE

        A Virginia Corporation                             23-7048405
      (State or other jurisdiction             (IRS employer identification no.)
    of incorporation or organization)


          Innsbrook Corporate Center                         23060
            4201 Dominion Boulevard                        (Zip Code)
             Glen Allen, Virginia
   (Address of principal executive offices)

                                 ---------------

                       Bonds, Notes and other Obligations
                       (Title of the indenture securities)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1.       General information.

         Furnish the following information as to the trustee -

            Name and address of each examining or supervising authority to which it is subject.

            Department of Banking and Finance,
            State of Georgia
            Atlanta, Georgia

            Federal Reserve Bank of Atlanta
            104 Marietta Street, N.W.
            Atlanta, Georgia

            Federal Deposit Insurance Corporation
            Washington, D.C.

            Whether it is authorized to exercise corporate trust powers.

            Yes.

2.       Affiliations with obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

3-12 No responses are included for Items 3 through 12. Responses to those Items are not required because, as provided in General Instruction B and as set forth in Item 13(b), the obligor is not in default on any securities issued under indentures under which SunTrust Bank is a trustee.

13.      Defaults by the Obligor.

         (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

         There is not and has not been any default under this indenture.

         (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

         There has not been any such default.

14-15 No responses are included for Items 14 and 15. Responses to those Items are not required because, as provided in General Instruction B and as set forth in Item 13(b), the obligor is not in default on any securities issued under indentures under which SunTrust Bank is a trustee.

16.      List of Exhibits.

         List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

         (1) A copy of the Articles of Amendment and Restated Articles of Association of the trustee as now in effect (Exhibit 1 to Form T-1, Registration No. 333-85232 filed by Boston Private Financial Holdings, Inc.).

         (2) A copy of the certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation).

         (3) A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibits 2 and 3 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation).

         (4) A copy of the existing by-laws of the trustee as now in effect (Exhibit 4 to Form T-1, Registration No. 333-85232 filed by Boston Private Financial Holdings, Inc.).

         (5)      Not applicable.

         (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

         (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on June 30, 2002.

         (8)      Not applicable.

         (9)      Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Richmond and the Commonwealth of Virginia, on the 25th day of November, 2002.

                                  SUNTRUST BANK

                                  By: /s/ Jackie Shornak
                                      ----------------------------------------
                                      Jackie Shornak
                                      Assistant Vice President

                              EXHIBIT 1 TO FORM T-1

                            ARTICLES OF INCORPORATION
                                       OF
                                  SUNTRUST BANK


        (Exhibit 1 to Form T-1, Registration No. 333-85232 filed by Boston Private Financial Holdings, Inc.)

                              EXHIBIT 2 TO FORM T-1

                            CERTIFICATE OF AUTHORITY
                                       OF
                       SUNTRUST BANK TO COMMENCE BUSINESS


        (Exhibit 2 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation)

                              EXHIBIT 3 TO FORM T-1


                                  AUTHORIZATION
                                       OF
                            SUNTRUST BANK TO EXERCISE
                             CORPORATE TRUST POWERS


        (Exhibits 2 and 3 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation)

                              EXHIBIT 4 TO FORM T-1


                                     BY-LAWS
                                       OF
                                  SUNTRUST BANK


        (Exhibit 4 to Form T-1, Registration No. 333-85232 filed by Boston Private Financial Holdings, Inc.)

                              EXHIBIT 5 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                              EXHIBIT 6 TO FORM T-1


                               CONSENT OF TRUSTEE

         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of the Debt Securities of Old Dominion Electric Cooperative, SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                         SUNTRUST BANK



                                  By:/s/ Jackie Shornak
                                     -------------------------------------------
                                     Jackie Shornak
                                     Assistant Vice President

                              EXHIBIT 7 TO FORM T-1

                               REPORT OF CONDITION
                                   (ATTACHED)

================================================================================
SunTrust Bank                                   FFIEC 031
ATLANTA , GA 30302                              Consolidated Report of Condition
Certificate Number: 00867                       for June 30, 2002
================================================================================

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for June 30, 2002

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.


Schedule RC - Balance Sheet                                                 C400

Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
ASSETS

1. Cash and balances due from depository institutions (from Schedule RC-A):                               RCFC
                                                                                                          ----    -------------
   a.Noninterest bearing balances and currency and coin (1) ............................................  0081        3,824,824  1.a
                                                                                                                  -------------
   b.Interest-bearing balances (2) .....................................................................  0071          349,088  1.b
                                                                                                                  -------------
2. Securities:
                                                                                                                  -------------
   a.Held-to-maturity securities (from Schedule RC-B, column A) ........................................  1754                0  2.a
                                                                                                                  -------------
   b.Available-for-sale securities (from Schedule RC-B, column D) ......................................  1773       17,212,619  2.b
                                                                                                                  -------------
3. Federal funds sold and securities purchased under agreements to resell(3)                              B987        4,095,378  3
                                                                                                          B989
                                                                                                                  -------------
4. Loans and lease financing receivables (from Schedule RC-C):                     RCFD
                                                                                   ----
                                                                                            -----------
   a.Loans and leases held for sale .............................................  5369      3,512,952
                                                                                            -----------
   b.Loans and leases, net of unearned income ...................................  B528     71,367,740                           4.a
                                                                                            -----------
   c.LESS: Allowance for loan and lease losses ..................................  3123        908,638                           4.b
                                                                                            -----------
   d.Loans and leases, net of unearned income, allowance, and reserve                                     RCFD
                                                                                                          ----
                                                                                                                  -------------
    (item 4.a minus 4.b and 4.c) .......................................................................  B529       70,459,102  4.d
                                                                                                                  -------------
5.  Tracing assets (from Schedule RC-D) ................................................................  3545          786,220  5.
                                                                                                                  -------------
6.  Premises and fixed assets (including capitalized leases) ...........................................  2145        1,347,802  6.
                                                                                                                  -------------
7.  Other real estate owned (from Schedule RC-M) .......................................................  2150           40,310  7.
                                                                                                                  -------------
8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) ...........  2130                0  8.
                                                                                                                  -------------
9.  Customers' liability to this bank on acceptances outstanding .......................................  2155           11,043  9.
                                                                                                                  -------------
10. Intangible assets ..................................................................................  2143                  10.
                                                                                                                  -------------
    a.  Goodwill .......................................................................................  3163          770,226 10.a
                                                                                                                  -------------
    b.  Other intangible assets from Schedule RC-M .....................................................  0426          669,001 10.b
                                                                                                                  -------------
11. Other assets (from Schedule RC-F) ..................................................................  2160        2,079,844 11.
                                                                                                                  -------------
12. Total assets (sum of items 1 through 11) ...........................................................  2170      105,158,409 12.
                                                                                                                  -------------

--------
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.
(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

================================================================================
SunTrust Bank                                   FFIEC 031
ATLANTA , GA 30302                              Consolidated Report of Condition
Certificate Number: 00867                       for June 30, 2002
================================================================================

Schedule RC - Continued

Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES

13. Deposits:

                                                                                                          RCON
    a. In domestic offices (sum of totals of columns A and C from Schedule                                ----   ------------
       RC-E, part 1):                                                              RCON                   2200     69,028,478 13.a
                                                                                   ----                          ------------
                                                                                            -----------
       (1)Noninterest-bearing (1) ...............................................  6631      7,985,462                        13.a.1
                                                                                            -----------
       (2)Interest-bearing ......................................................  6636     61,043,016                        13.a.2
                                                                                            -----------
                                                                                                          RCFN                13.b
       b. In foreign offices, Edge and Agreement subsidiaries, and IBFs(                                  ----   ------------
          from Schedule RC-E, part II) ..........................................  RCFN                   2200      3,420,287
                                                                                   ----     -----------          ------------
       (1)Noninterest-bearing ...................................................  6631              0                        13.b.1
                                                                                            -----------
       (2)Interest-bearing ......................................................  6636      3,420,287    RCFD                13.b.2
                                                                                                          ----
                                                                                            -----------          ------------
14. Federal funds purchased and securities sold under agreements to repurchase(2)(3) ...................  B993     11,286,713 14
                                                                                                          B995
                                                                                                                 ------------
                                                                                                          RCFD
                                                                                                          ----   ------------
15. Trading liabilities (from Schedule RC-D) ...........................................................  3548        689,346 15.a
                                                                                                                 ------------
16. Other borrowed money (includes mortgage indebtedness and obligations under
    capitalized leases) (from Schedule RC-M): ..........................................................  3190      7,376,885

17. Not applicable .....................................................................................

                                                                                                                 ------------
18. Bank's liability on acceptances executed and outstanding ...........................................  2920      11,043 18
                                                                                                                 ------------
19. Subordinated notes and debentures(4) ...............................................................  3200      1,803,231 19
                                                                                                                 ------------
20. Other liabilities (from Schedule RC-G) .............................................................  2930      1,602,659 20
                                                                                                                 ------------
21. Total liabilities (sum of items 13 through 20) .....................................................  2948     95,218,642 21
                                                                                                                 ------------
22. Minority interest in consolidated subsidiaries .....................................................  3000      1,017,493 22

    EQUITY CAPITAL
                                                                                                                 ------------
23. Perpetual preferred stock and related surplus ......................................................  3838              0 23
                                                                                                                 ------------
24. Common stock .......................................................................................  3230         21,600 24
                                                                                                                 ------------
25. Surplus (exclude all surplus related to preferred stock) ...........................................  3839      2,534,707 25
                                                                                                                 ------------
26. a. Retained earnings ...............................................................................  3632      5,254,467 26.a
                                                                                                                 ------------
    b. Accumulated other comprehensive income (5) ......................................................  B530      1,111,500 26.b
                                                                                                                 ------------
27. Other equity capital components (6) ................................................................  A130              0 27
                                                                                                                 ------------
28. Total equity capital (sum of items 23 through 27) ..................................................  3210      8,922,274 28
                                                                                                                 ------------
29. Total liabilities minority interest, and equity capital (sum of items 21, 22 and 28) ...............  3300    105,158,409 29
                                                                                                                 ------------

    Memorandum
    To be reported only with the March Report of Condition.

1.  Indicated in the box at the right the number of the
    statement below that best describes the most
    comprehensive level of auditing work performed for    RCFD     Number
    the bank by independent external auditors as of       ----    -------
    any date during 2001 .................................6724      N/A   M.1
                                                                  -------

1= Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2=   Independent audit of the bank's parent holding
     company conducted in accordance with generally
     accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3= Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm
4= Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
5= Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
6=   Review of the bank's financial statements by external
     auditors
7=   Compilation of the bank's financial statements by
     external auditors
8=   Other audit procedures (excluding tax preparation work)
9=   No external audit work

-----------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Report overnight Federal Home Loan Bank advances and Schedule RC, item 16, "other borrowed money."

(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.

(4) Includes limited-life preferred stock and related surplus.

(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(6) Includes treasury stock and unearned Employee Stock Ownership Plan Shares.

                              EXHIBIT 8 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                              EXHIBIT 9 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)